                               The St. Joe Company
                   Pro Forma Consolidated Financial Statements




The following unaudited pro forma consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of December 31, 2001 as if the Company had completed the sale of St. Joe Real Estate Services, Inc., a wholly-owned subsidiary operating as Arvida Realty Services ("ARS"), as of that date. The following unaudited pro forma consolidated statement of income of the Company is based upon the historical consolidated statement of income for the year ended December 31, 2001 and is presented as if the Company had completed the sale of ARS as of January 1, 2001. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's annual report filed on Form 10-K/A for the year ended December 31, 2001.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of the Company would have been at December 31, 2001 assuming the transaction had been completed as set forth above, nor does it purport to represent the financial position or results of the Company in the future periods.

                               THE ST. JOE COMPANY
                      Pro Forma Consolidated Balance Sheet
                                December 31, 2001
                                   (Unaudited)
                                 (in thousands)

                                                                                Sale
                                                           Historical        of ARS (a)          Pro Forma
                                                         --------------------------------------------------
                   ASSETS

Investment in real estate                                 $   736,734               --             736,734
Cash and cash equivalents                                      40,940          110,590 (b)         151,530
Short-term investments                                         23,689          (23,571)                118
Marketable securities                                         141,086               --             141,086
Accounts receivable                                            27,783           (1,439)             26,344
Mortgage loans held for sale                                   32,720          (32,720)                 --
Prepaid pension asset                                          86,612               --              86,612
Property, plant and equipment, net                             49,826          (12,264)             37,562
Goodwill                                                      143,383          (91,165)             52,218
Other assets                                                   57,786           (3,150)             54,636

                                                         --------------------------------------------------
     Total assets                                         $ 1,340,559          (53,719)          1,286,840
                                                         ==================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Debt                                                      $   498,015          (55,638)            442,377
Accounts payable                                               49,290           (7,480)             41,810
Accrued liabilities                                            59,213           (9,975)             49,238
Deferred income taxes                                         211,914           (3,708)            208,206
Minority interest in consolidated
  subsidiaries                                                  4,054               --               4,054

                                                         --------------------------------------------------
    Total liabilities                                         822,486          (76,801)            745,685
                                                         --------------------------------------------------

Stockholders' Equity:
  Common stock, no par value;
    180,000,000 shares authorized;
    95,509,175 issued                                          83,154               --              83,154
  Retained earnings                                           724,832           23,082             747,914
  Accumulated other comprehensive
    income                                                     88,137               --              88,137
  Restricted stock deferred
    compensation                                                 (951)              --                (951)
  Treasury stock, 15,999,567 shares,
    at cost                                                  (377,099)              --            (377,099)
                                                         --------------------------------------------------
    Total stockholders' equity                                518,073           23,082             541,155
                                                         --------------------------------------------------
     Total liabilities and stockholders' equity           $ 1,340,559          (53,719)          1,286,840
                                                         ==================================================

See accompanying notes to pro forma consolidated balance sheet.

                               The St. Joe Company
                  Notes to Pro Forma Consolidated Balance Sheet
                                December 31, 2001
                                   (Unaudited)
                                 (In thousands)


(a) On April 17, 2002, the Company completed the sale of ARS to NRT Incorporated, a subsidiary of Cendant Corporation, in an all cash transaction, for approximately $170,000, which included a base purchase price of $157,500 plus reimbursement for the net working capital held by ARS at the transaction date. The December 31, 2001 historical balance sheet included ARS on a consolidated basis. This pro forma adjustment represents the deconsolidation of the assets and liabilities of ARS as if the sale of ARS had occurred on January 1, 2001.

(b) The adjustment to cash and cash equivalents includes the cash purchase price as if the sale had occurred on December 31, 2001, reduced by direct costs of the sale as follows:

        Base purchase price                                                      $157,500

        Reimbursement of net working capital                                        9,888

        Cash and cash equivalents acquired by purchaser                           (19,268)

        Estimated direct costs of sale, including contingent payments to former owners, severance payments, brokerage fees, income taxes
        and other closing costs                                                   (37,530)
                                                                                 --------
                                                                                 $110,590
                                                                                 ========

                               THE ST. JOE COMPANY
                   Pro Forma Consolidated Statement of Income
                          Year ended December 31, 2001
                                   (Unaudited)
                                 (in thousands)


                                                                          Sale
                                                  Historical           of ARS (a)          Pro Forma
                                           ----------------------------------------------------------
Operating revenues                              $    868,411           (277,277)            591,134

Expenses:
  Operating expenses                                 702,423           (252,930)              449,493
  Corporate expense, net                              18,793                 --                18,793
  Depreciation and amortization                       29,619             (8,293)               21,326
  Impairment losses                                      500                 --                   500
                                           ----------------------------------------------------------
      Total expenses                                 751,335           (261,223)              490,112
                                           ----------------------------------------------------------
      Operating profit                               117,076            (16,054)              101,022
                                           ----------------------------------------------------------

Other income:
  Investment income                                    7,784             (2,662)                5,122
  Interest expense                                   (18,065)               730               (17,335)
  Gains on sales and other
    dispositions of assets                               (32)                88                    56
  Other, net                                           6,311                 --                 6,311
                                           ----------------------------------------------------------
      Total other income                              (4,002)            (1,844)               (5,846)
                                           ----------------------------------------------------------

Income from continuing operations
  before income taxes and minority
  interest                                           113,074            (17,898)               95,176
                                           ----------------------------------------------------------

Income tax expense                                    42,345             (6,904)               35,441
Minority interest                                        524                 --                   524
                                           ----------------------------------------------------------

Net income                                            70,205            (10,994)               59,211
                                           ==========================================================

EARNINGS PER SHARE
Basic                                           $       0.87                              $      0.73
Diluted                                         $       0.83                              $      0.70

Weighted average shares outstanding
Basic:                                            80,959,416                               80,959,416
Diluted:                                          84,288,746                               84,288,746

See accompanying notes to pro forma consolidated statement of income.

                               The St. Joe Company
              Notes to Pro Forma Consolidated Statements of Income
                      For the Year Ended December 31, 2001
                                   (Unaudited)
                                 (In thousands)

(a) This pro forma adjustment represents the deconsolidation of the revenues and expenses, including income tax expense, attributable to ARS for the related period. These amounts are removed from the Company's historical balances to reflect the sale as if it occurred on January 1, 2001.